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                                                                   EXHIBIT 23(c)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Cardinal Health, Inc. of our report dated January 30, 1997 related to the financial statements of Owen Healthcare, Inc. which appears on page 5 of Cardinal Health, Inc.'s Current Report on Form 8-K/A dated September 28, 1998.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP


Houston, Texas
February 1, 1999